Exhibit 99.1


FOR IMMEDIATE RELEASE                                   [GRAPHIC LOGO OMITTED]
                                                        SYCAMORE NETWORKS, INC.
CONTACT:

Press Inquiries                             Investor Inquiries
Scott Larson                                Terry Adams
Public Relations                            Investor Relations
Sycamore Networks, Inc.                     Sycamore Networks, Inc.
978-250-3433                                978-250-3460
scott.larson@sycamorenet.com                investor.info@sycamorenet.com
----------------------------                -----------------------------


SYCAMORE NETWORKS, INC. REPORTS SECOND QUARTER FISCAL YEAR 2004
FINANCIAL RESULTS

CHELMSFORD, Mass., February 10, 2004 - Sycamore Networks, Inc. (NASDAQ: SCMR), a leader in intelligent optical networking, today reported its second quarter results for the period ended January 24, 2004.

Revenue for the second quarter of fiscal 2004 was $6.9 million, compared with $10.8 million for the second quarter of fiscal 2003.

Net loss for the second quarter of fiscal 2004, on a generally accepted accounting principles (GAAP) basis, was $13.0 million or $(0.05) per share, compared with a net loss of $16.1 million, or $(0.06) per share for the second quarter of fiscal 2003. Pro forma net loss, a non-GAAP financial measure, for the second quarter of fiscal 2004, which excludes stock-based compensation and payroll taxes on stock option exercises, was $11.0 million, or $(0.04) per share, compared with a pro forma net loss of $14.0 million, or $(0.05) per share for the second quarter of fiscal 2003. The reconciliation between net loss on a GAAP basis and pro forma net loss is provided in a table immediately following the Unaudited Consolidated Statements of Operations included with this release.

Revenue for the first six months of fiscal 2004 was $15.3 million, compared with $16.8 million for the first six months of fiscal 2003.

Net loss for the first six months of fiscal 2004, on a GAAP basis, was $25.2 million or $(0.09) per share, compared with a net loss of $33.5 million or $(0.13) per share for the first six months of fiscal 2003. Pro forma net loss, a non-GAAP financial measure, for the first six months of fiscal 2004, which excludes stock-based compensation and payroll taxes on stock option exercises, was $21.7 million, or $(0.08) per share, compared with a pro forma net loss of $29.0 million, or $(0.11) per share for the first six months of fiscal 2003. The reconciliation between net loss on a GAAP basis and pro forma net loss is provided in a table immediately following the Unaudited Consolidated Statements of Operations included with this release.

"Despite disappointing revenue for the second quarter, we made progress in expanding our customer base with the Defense Information Systems Agency's selection of Sycamore's products to serve as the optical digital cross connect platform for the GIG-BE project," stated Daniel E. Smith, Sycamore's president and chief executive officer. "While the optical switching environment remains difficult, we continue to work to address Sycamore's opportunities and challenges."


Conference Call Webcast
Sycamore plans to review its second quarter results and discuss its business outlook during a conference call today beginning at 4:30 p.m. EST. A Webcast of the conference call, along with GAAP reconciliation information, is available to all interested parties on the Sycamore web site located at www.sycamorenet.com under the Investor Relations section. Interested investors are encouraged to log onto the broadcast at least 15 minutes prior to the call. Participating in the call will be Sycamore's president and chief executive officer, Daniel E. Smith, and chief financial officer, Frances M. Jewels.

About Sycamore Networks
Sycamore Networks, Inc. (NASDAQ: SCMR) develops and markets optical networking products for telecommunications service providers worldwide. The Company's products enable service providers to easily and cost-effectively transition their existing fiber optic network into an infrastructure that can provision, manage and deliver economic, high-bandwidth services to their customers. For more information, please visit www.sycamorenet.com.


Except for the historical information contained herein, we wish to caution you that certain matters discussed in this news release constitute forward-looking statements that involve risks and uncertainties. Actual results or events could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to unfavorable conditions specific to the telecommunications, Internet and related industries; the commercial success of the Company's line of intelligent optical networking products; the Company's reliance on a limited number of customers; competition; the pursuit of strategic opportunities; variations in the Company's quarterly results; the rate of product purchases by current and prospective customers; significant investment required to support the Company's strategy; new product introductions and enhancements by the Company and its competitors; the length and variability of the sales cycles for the Company's products; product performance; conducting business internationally; manufacturing and sourcing risks; current and potential litigation; intellectual property disputes; general economic conditions including stock market volatility and capital market conditions and the other factors discussed in the Company's most recently filed Form 10-Q and the other reports filed by the Company from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Use of Non-GAAP Financial Measures
The Company provides pro forma financial data in addition to providing financial results in accordance with GAAP. These measures are not in accordance with, or an alternative for GAAP, and may be different from pro forma measures used by other companies. The items excluded from pro forma results have one or more of the following characteristics: their magnitude and timing is largely outside of the Company's control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual, and the Company does not expect them to occur in the ordinary course of business; or they are non-operational, non-cash expenses involving stock option grants primarily in connection with the Company's initial public offering and acquisitions.

The non-GAAP financial data is provided to enhance the user's overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expense and income items that the Company believes are not indicative of the Company's core operating results because such charges are associated with past events and are not related to current operations. In addition, since the Company has historically reported non-GAAP results to the investment community, the Company believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The non-GAAP financial data should be considered in addition to, not as a substitute for or as being superior to, operating losses, cash flows, or other measures of financial performance prepared in accordance with GAAP.

Sycamore Networks, Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands)


                                              January 24, 2004                July 31, 2003
                                              ----------------                -------------
Assets

Current assets:

   Cash and cash equivalents                     $     301,638                $     250,595
   Short-term investments                              331,408                      421,784
   Accounts receivable, net                              3,994                       10,769
   Inventories                                          10,710                        5,117
   Prepaids and other current assets                     4,389                        3,680
                                                 --------------               --------------
Total current assets                                   652,139                      691,945

Property and equipment, net                             11,309                       14,589
Long-term investments                                  344,900                      323,204
Other assets                                             2,536                        2,890
                                                 --------------               --------------
Total Assets                                     $   1,010,884                $   1,032,628
                                                 ==============               ==============

Liabilities and Stockholders' Equity

Deferred revenue                                 $       2,367                $       2,677
Other current liabilities                               18,094                       18,350
Restructuring liabilities                               15,621                       19,086
                                                 --------------               --------------
Total current liabilities                               36,082                       40,113

Common stock                                               273                          272
Additional paid-in capital                           1,737,887                    1,733,476
Accumulated deficit                                   (761,368)                    (736,192)
Other equity                                            (1,990)                      (5,041)
                                                 --------------               --------------
Total stockholders' equity                             974,802                      992,515
                                                 --------------               --------------
Total Liabilities and Stockholders' Equity       $   1,010,884                $   1,032,628
                                                 ==============               ==============


Sycamore Networks, Inc.
Unaudited Consolidated Statements of Operations
(in thousands, except per share data)

                                                      Three Months Ended                     Six Months Ended
                                                January 24,       January 25,            January 24,        January 25,
                                                      2004              2003                   2004               2003
                                                      ----              ----                   ----               ----


Revenue                                          $   6,875        $   10,825            $    15,316        $    16,763

Cost of revenue                                      4,240            10,587                  9,959             17,730
   Stock-based compensation                            177               357                    357                713
   Payroll tax on stock option exercises                 6                --                     11                 --
                                                 ----------       -----------           ------------       ------------
     Gross profit (loss)                             2,452              (119)                 4,989             (1,680)

Operating expenses:
   Research and development                         11,745            13,426                 23,042             27,349
   Sales and marketing                               4,341             5,067                  8,751             10,008
   General and administrative                        1,482             1,750                  3,450              3,408
   Stock-based compensation                          1,768             1,747                  3,073              3,764
   Payroll tax on stock option exercises                10                10                     12                 15
                                                 ---------        ----------            ------------       ------------
      Total operating expenses                      19,346            22,000                 38,328             44,544

Loss from operations                               (16,894)          (22,119)               (33,339)           (46,224)

Interest and other income, net                       3,895             6,002                  8,163             12,745
                                                 ----------       -----------           ------------       ------------
Net loss                                         $ (12,999)       $  (16,117)           $   (25,176)       $   (33,479)
                                                 ==========       ===========           ============       ============

Diluted net loss per share                       $   (0.05)       $    (0.06)           $     (0.09)       $     (0.13)
Weighted average shares used in computing
   diluted net loss per share                      271,801           264,981                271,138            263,640




Sycamore Networks, Inc.
Unaudited Pro Forma Consolidated Statements of Operations (a Non-GAAP Financial Measure) (a)
(in thousands, except per share data)

                                        Three Months Ended January 24, 2004               Three Months Ended January 25, 2003
                                                                    Pro Forma                                         Pro Forma
                                        GAAP                         Results              GAAP                         Results
                                      Results     Adjustments    (Non-GAAP) (a)         Results      Adjustments   (Non-GAAP) (a)
                                      -------     -----------    --------------         -------      -----------   --------------


Revenue                             $   6,875     $      --       $    6,875         $   10,825      $       --     $     10,825

Cost of revenue                         4,240            --            4,240             10,587              --           10,587
   Stock-based compensation               177          (177)              --                357            (357)              --
   Payroll tax on stock option
     exercises                              6            (6)              --                 --              --               --
                                    ----------    ----------      ----------         -----------     -----------    ------------
     Gross profit (loss)                2,452           183            2,635               (119)            357              238

Operating expenses:
   Research and development            11,745            --           11,745             13,426              --           13,426
   Sales and marketing                  4,341            --            4,341              5,067              --            5,067
   General and administrative           1,482            --            1,482              1,750              --            1,750
   Stock-based compensation             1,768        (1,768)              --              1,747          (1,747)              --
   Payroll tax on stock option
     exercises                             10           (10)              --                 10             (10)              --
                                    ----------    ----------      ----------         -----------     -----------    ------------
      Total operating expenses         19,346        (1,778)          17,568             22,000          (1,757)          20,243

Loss from operations                  (16,894)        1,961          (14,933)           (22,119)          2,114          (20,005)

Interest and other income, net          3,895            --            3,895              6,002              --            6,002
                                    ----------    ----------      -----------        -----------     -----------    ------------
Net loss                            $ (12,999)    $   1,961       $  (11,038)        $  (16,117)     $    2,114     $    (14,003)
                                    ==========    ==========      ===========        ===========     ===========    ============

Diluted net loss per share          $   (0.05)                    $    (0.04)        $    (0.06)                    $      (0.05)
Weighted average shares used in
   computing diluted net loss per
   share                              271,801                        271,801            264,981                          264,981



(a) These Unaudited Pro Forma Consolidated Statements of Operations (a Non-GAAP Financial Measure) are for informational purposes only and are not presented in accordance with GAAP. The adjustments necessary to provide a direct reconciliation of the Non-GAAP Financial Measure to GAAP basis consolidated statements of operations exclude stock-based compensation and payroll taxes on stock option exercises included in gross profit (loss) and operating expenses.


Sycamore Networks, Inc.
Unaudited Pro Forma Consolidated Statements of Operations (a Non-GAAP Financial Measure) (a)
(in thousands, except per share data)


                                       Six Months Ended January 24, 2004               Six Months Ended January 25, 2003
                                                                 Pro Forma                                        Pro Forma
                                       GAAP                       Results             GAAP                         Results
                                     Results     Adjustments  (Non-GAAP) (a)        Results      Adjustments   (Non-GAAP) (a)
                                     -------     -----------  --------------        -------      -----------   --------------


Revenue                               $  15,316     $     --       $  15,316      $   16,763      $     --      $    16,763

Cost of revenue                           9,959           --           9,959          17,730            --           17,730
   Stock-based compensation                 357         (357)             --             713          (713)              --
   Payroll tax on stock option
     exercises                               11          (11)             --              --            --               --
                                      ---------     ---------      ---------      ----------      ---------     ------------
   Gross profit (loss)                    4,989          368           5,357          (1,680)          713             (967)

Operating expenses:
   Research and development              23,042           --          23,042          27,349            --           27,349
   Sales and marketing                    8,751           --           8,751          10,008            --           10,008
   General and administrative             3,450           --           3,450           3,408            --            3,408
   Stock-based compensation               3,073       (3,073)             --           3,764        (3,764)              --
   Payroll tax on stock option
     exercises                               12          (12)             --              15           (15)              --
                                      ---------     ---------      ---------      ----------      ---------     ------------
      Total operating expenses           38,328       (3,085)         35,243          44,544        (3,779)          40,765

Loss from operations                    (33,339)       3,453         (29,886)        (46,224)        4,492          (41,732)

Interest and other income, net            8,163           --           8,163          12,745            --           12,745
                                      ---------     ---------      ----------     -----------     ---------     ------------
Net loss                              $ (25,176)    $  3,453       $ (21,723)     $  (33,479)     $  4,492      $   (28,987)
                                      =========     =========      ==========     ===========     =========     ============

Diluted net loss per share            $   (0.09)                   $   (0.08)     $    (0.13)                   $     (0.11)
Weighted average shares used in
   computing diluted net loss
   per share                            271,138                      271,138         263,640                        263,640



(a) These Unaudited Pro Forma Consolidated Statements of Operations (a Non-GAAP Financial Measure) are for informational purposes only and are not presented in accordance with GAAP. The adjustments necessary to provide a direct reconciliation of the Non-GAAP Financial Measure to GAAP basis consolidated statements of operations exclude stock-based compensation and payroll taxes on stock option exercises included in gross profit (loss) and operating expenses.